UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2015

ID Global Solutions Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54545	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

160 East Lake Brantley Drive, Longwood, Florida 32779

(Address of principal executive offices) (zip code)

407-951-8640

(Registrant's telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

On September 4, 2015, ID Global Solutions Corporation (the “Company”)entered into a Securities Purchase Agreement with Ricky Solomon, a director of the Company, pursuant to which Mr. Solomon invested $100,000 into the Company in consideration of a Secured Promissory Note (the "Solomon Note") and a common stock purchase warrant to acquire an aggregate of 250,000 shares of common stock exercisable for a period of five years at an exercise price of $0.40. The Solomon Note bears interest of 10%, is payable on the earlier of the Company closing a financing in excess of $1,000,000 or on September 19, 2015. The Solomon Note contains standard default terms and is secured by all assets of the Company. In the event the Company defaults under the Note, the Company is required to issue Mr. Solomon an additional common stock purchase warrant to acquire 666,667 shares of common stock at $0.15 per share.

As of the date hereof, the Company is obligated on the Solomon Note in the principal amount of $100,000. The Solomon Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligations of the Company.

The above offers and sales of the securities were made to accredited investors and the Company relied upon the exemptions contained in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated there under with regards to the sales. No advertising or general solicitation was employed in offerings the securities. The offers and sales were made to accredited investors and transfer of the securities was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Securities Purchase Agreement by and between ID Global Solutions Corporation and Ricky Solomon
4.2	Security Agreement by and between ID Global Solutions Corporation and Ricky Solomon
4.3	Secured 10% Secured Promissory Note issued to Ricky Solomon
4.4	Common Stock Purchase Warrant issued to Ricky Solomon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ID Global Solutions Corporation

Date: September 9, 2015	By:	/s/ Thomas R. Szoke
Name: Thomas R. Szoke
Title: Chief Executive Officer